UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 23, 2005

HILTON HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	I-3427	36-2058176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive, Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (310) 278-4321

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amended and Restated Credit Agreement

On March 23, 2005, Hilton Hotels Corporation (the “Company”) entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent, The Bank of New York, as syndication agent, BNP Paribas, The Royal Bank of Scotland plc and Wachovia Bank, National Association, as co-documentation agents, The Bank of Nova Scotia, Calyon New York Branch and Wells Fargo Bank, National Association, as senior managing agents, Banc of America Securities LLC, as joint lead arranger and sole book manager, BNY Capital Markets, Inc., as joint lead arranger, and the other lenders signatory thereto.  The Credit Agreement amends and restates the Company’s Five Year Credit Agreement, dated as of August 29, 2003, and extends the termination date of the facility from August 2008 to March 2010.  The amendment also allows the Company to lower its all-in cost of borrowing by 50 basis points from LIBOR plus 125 basis points to LIBOR plus 75 basis points, with pricing based on the better of the Company’s corporate debt ratings or the Company’s ratio of debt to EBITDA.  A copy of the Credit Agreement is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Annual Incentive Plan

On March 23, 2005, the Compensation Committee of the Company’s Board of Directors established the 2005 performance goal for the eligibility of the Company’s executive officers for bonus awards under the Company’s Annual Incentive Plan.  The performance goal for 2005 is 85% of the Company’s budgeted EBITDA for 2005 and the bonus pool amount of potential bonuses for all executive officers is .60% of the Company’s reported EBITDA for 2005.  The maximum award payable to any executive officer will not exceed 50% of the bonus pool amount and the total of all awards paid to executive officers will not exceed 100% of the bonus pool amount.

ITEM 5.03                                       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 24, 2005, the Company’s Board of Directors approved an amendment to the Company’s By-Laws in order to clarify quorum requirements for meetings of committees of the Board of Directors.  The text of the amendment to Section 18 of the Company’s By-Laws is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibit

Exhibit 99.1	Amended and Restated Credit Agreement, dated as of March 23, 2005, among Hilton Hotels Corporation, Bank of America, N.A., The Bank of New York and the other financial institutions signatory thereto

Exhibit 99.2	Amendment to Section 18 of the By-Laws of Hilton Hotels Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 25, 2005

HILTON HOTELS CORPORATION

By:	/s/ Madeleine A. Kleiner
Madeleine A. Kleiner
Executive Vice President and General Counsel